TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“TIAA”)

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of TIAA Levels 1, 2, 3, 4

SUPPLEMENT NO. 1

Supplement dated December 10, 2024, to the TIAA Access Prospectus, TIAA Access Summary Prospectus For New Investors and TIAA Access Updating Summary Prospectus (collectively, the “TIAA Access Prospectuses”) each dated May 1, 2024. The terms used in this Supplement have the same meaning as used in the TIAA Access Prospectuses.

Effective December 13, 2024 (the “Merger Date”), the Nuveen Social Choice Low Carbon Equity Fund (the “Target Fund”) will merge into the Nuveen Large Cap Responsible Equity Fund (the “Acquiring Fund” and, collectively with the Target Fund, the “Funds”), as described further in the table below.

Please note the merger will only affect you if you currently invest in or plan to invest in the investment account that corresponds to the Target Fund. You may only invest in those investment accounts available under the terms of your employer’s plan.

Important Information About the Fund Merger
The Acquiring Fund is described in Appendix A of the TIAA Access Prospectuses. The investment objective, principal investment strategies and risks, fees, expenses and the investment adviser of the Acquiring Fund are more fully described in the Acquiring Fund’s prospectus, which is available online from the dropdown menu to the TIAA Access Prospectuses, or at www.tiaa.org/access_pro, or can be requested by calling 800-842-2252, or sending an email request to: disclosure@tiaa.org.
On the Merger Date, you do not need to take any action and any Contract value you have allocated to the Target Fund will be automatically allocated to the Acquiring Fund. The reorganization will take place at the relative net asset value, which means your Contract value immediately after the merger will be the same as immediately before the merger. However, the number of units you receive in the investment account investing in the Acquiring Funds will be different from the number of units you held in the investment account investing in the Target Funds, due to the difference in unit values.
Subject to TIAA’s restrictions on transfers to prevent or limit market timing or excessive trading by contract owners, you may make at least one transfer of Contract value from the investment account that invests in the Target Fund prior to the Merger Date or from the Acquiring Fund after the Merger Date to any other available investment option under your Contract for a period beginning at least 30 days before the Merger Date through at least 30 days following the Merger Date. TIAA will not exercise any right it may have under the Contracts to impose restrictions on transfers between the investment accounts under the Contracts, including limitations on the future number of transfers, for a period beginning at least 30 days before the Merger Date through at least 30 days following the Merger Date.
After the Merger Date, unless you provide us with alternative allocation instructions, all instructions that designate the investment account that previously invested in the Target Fund will be deemed to be an instruction for the investment account that invests in the Acquiring Fund. This includes, but is not limited to, instructions for purchases, withdrawals or transfers, including any systematic transfers or withdrawals.
You will not incur any fees, charges or tax consequences as a result of merger.

Please keep this Supplement with your TIAA Access Prospectuses for future reference.

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